Exhibit 10.1

LETTER AGREEMENT

October 15, 2008

Pervasip Corp.
75 South Broadway, Suite 302
White Plains, NY 10601
Attention:  CEO

Re:	Amendment to Loan Documents

Ladies and Gentlemen:

Reference is made to (i) the Securities Purchase Agreement dated as of May 28, 2008 between Pervasip Corp. (the “Company”), LV Administrative Services, Inc. (the “Agent”), and the Purchasers from time to time party thereto (the “Purchasers” and together with the Agent, the “Creditor Parties”) (as amended, restated, modified and/or supplemented from time to time, the “Purchase Agreement”), (ii) the Master Security Agreement dated as of May 28, 2008 from the Company, certain Subsidiaries of the Company in favor of the Agent (as amended, restated, modified and/or supplemented from time to time, the “Master Security Agreement”), (iii) the Stock Pledge Agreement dated May 28, 2008 by and among the Company, certain Subsidiaries of the Company and Agent (as amended, restated, modified and/or supplemented from time to time, the “Stock Pledge Agreement”) and (iv) the Subsidiary Guaranty dated May 28, 2008 by certain Subsidiaries in favor of the Company (as amended, restated, modified and/or supplemented from time to time, the “Subsidiary Guaranty” and together with the Purchase Agreement, the Master Security Agreement, the Stock Pledge Agreement and the Related Agreements referred to in the Purchase Agreement, the “Existing Agreements”).  Capitalized terms used herein that are not defined shall have the meanings given to them in the Existing Agreements, as applicable.

The Company and the Creditor Parties have agreed to make certain changes to the Purchase Agreement.

In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Subject to satisfaction of the conditions precedent set forth below, the Purchase Agreement is hereby amended as follows:

                         (i)           The first paragraph of the Recitals to the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“WHEREAS, the Company has authorized the sale to each Purchaser of a Secured Term Note in the form of Exhibit A hereto in the principal amount set forth opposite such Purchaser’s name on Schedule 1 hereto (each as amended, restated, modified and/or supplemented from time to time, the “Closing Date Term Note”);

                 (ii)           Section 1 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“1.           Agreement to Sell and Purchase.

(a)           Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company shall sell to each Purchaser, and each Purchaser shall Purchase from the Company, the Closing Date Term Note in the principal amount set forth opposite such Purchaser’s name on Schedule 1 hereto.  The sale of the Closing Date Term Note on the Closing Date shall be known as the “Closing Date Offering.”  The Closing Date Term Note will mature on the Maturity Date (as defined in the Closing Date Term Note).

(b)           Pursuant to the terms and conditions set forth in this Agreement and the Related Agreements, on October 15, 2008, the Company shall sell to Valens Offshore SPV I, Ltd. (“Valens Offshore I”), and Valens Offshore I shall purchase from the Company, a Secured Term Note in the aggregate principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (as amended, modified and/or supplemented from time to time, the “Second Term Note”). The sale of the Second Term Note shall be known as the “Second Offering”. The Closing Date Offering and the Second Offering shall be known collectively as the “Offering”. The Second Term Note will mature on the Maturity Date (as defined in the Second Term Note). The Closing Date Term Note and the Second Term Note are referred to collectively herein as the “Notes”.

(iii)           All references to the term “Note” set forth in Section 3.2 and 3.3 of the Purchase Agreement shall hereafter be deemed to refer to the Closing Date Term Note.

(i)           To induce the Creditor Parties to, among other things, agree to the amendments set forth above and for Valens Offshore I to purchase the Second Term Note, each of the undersigned (other than the Creditor Parties):

(i)           acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Agreements to which it is a party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of this letter agreement and all of the instruments, documents and agreements contemplated hereby, including without limitation, the Second Term Note (collectively, the “New Agreements”);

(ii)           acknowledges, ratifies and confirms that the defined term “Obligations” under (i) the Master Security Agreement, (ii) the Stock Pledge Agreement and (iii) the Subsidiary Guaranty, include, without limitation, all obligations and liabilities of the Company and the Subsidiaries under the New Agreements;

(iii)           acknowledges, ratifies and confirms that the defined term “Documents” under, and as defined in, each of the Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty, include, without limitation, all obligations and liabilities of the Company and the Subsidiaries under the New Agreements.

(iv)           acknowledges and confirms that (A) the occurrence of a breach and/or an Event of Default under any of the New Agreements shall constitute a breach and/or an Event of Default under each of the Existing Agreements and (B) the occurrence of a breach and/or an Event of Default under any of the Existing Agreements shall constitute a breach and/or an Event of Default under the New Agreements;

(v)           represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to the undersigned’s obligations under the Existing Agreements to which they are a party;

(vi)           acknowledges, ratifies and confirms the grant by the Company and the Subsidiaries to the Creditor Parties of a security interest in the assets of (including the equity interest owned by) each of the Company and the Subsidiaries, as more specifically set forth in the Existing Agreements.

(vii)           represents and warrants that (A) all of the representations made by or on behalf of the undersigned in the Existing Agreements to which it is a party are true and correct in all material respects on and as of the date hereof; (B) each of the undersigned has the corporate power and authority to execute and deliver the New Agreements to which it is a party; (iii) all corporate action on the part of each of the undersigned (including their respective officers and directors) necessary for the authorization of the New Agreements, the performance of all obligations of the undersigned hereunder and thereunder and, the authorization, sale, issuance and delivery of the Second Term Note has been taken; and (iv) the New Agreements, when executed and delivered and, to the extent it is a party thereto, will be valid and binding obligations of the undersigned; and

(viii)           releases, remises, acquits and forever discharges each Creditor Party and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this letter agreement, the Existing Agreements, the New Agreements and any other document, instrument or agreement made by the undersigned in favor of the Creditor Parties.

(j)           This letter agreement shall become effective upon satisfaction of the following conditions precedent:  (i) such certificates, instruments, documents, agreements and opinions of counsel as may be required by the Creditor Parties, each of which shall be in form and substance satisfactory to the Creditor Parties, (ii) the Company shall have reimbursed the Creditor Parties for the full amount of all of the Creditor Parties attorneys’ fees and costs incurred in connection with the preparation and negotiation of the letter agreement and each of the other New Agreements and in connection with the closing of the transactions described herein and therein and (iii) the Company shall have paid (A) to Valens Capital Management, LLC, the investment manager of Valens Offshore I (“VCM”), a non-refundable payment in an amount equal to $7,500.00; (B) to Valens Offshore I, a non-refundable payment in an amount equal to $5,000.00; and (C) to Valens Offshore I, an advance prepayment discount deposit equal to $5,000.00.  The payments set forth in clauses (iii)(A) and (B) above shall be deemed fully earned on the date hereof and shall not be subject to rebate or proration for any reason.  The payments set forth in clauses (ii) and (iii) above shall be paid at closing out of funds held pursuant to a funds escrow agreement for the purchase of the Second Term Note and a disbursement letter executed in connection herewith.

 (l)           Nothing contained herein shall (i) limit in any manner whatsoever the Company’s, each Subsidiary and each other Person’s obligation to comply with, and the Creditor Parties right to insist on the Company’s, the Subsidiaries and such other Person’s compliance with, each and every term of the Existing Agreements, or (ii) constitute a waiver of any Event of Default or any right or remedy available to any of the Creditor Parties, or of the Company’s, the Subsidiaries or any other Person’s obligation to pay and perform all of its obligations, in each case whether arising under the Existing Agreements, applicable law and/or in equity, all of which rights and remedies howsoever arising are hereby expressly reserved, are not waived and may be exercised by any of the Creditor Parties at any time.

(m)           The Company acknowledges that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to the Existing Agreements. The Company intends to file a Form 8-K with respect to the transactions contemplated by this letter agreement no later than four (4) Business Days following the date hereof, a copy of which shall be delivered to the Creditor Parties.

(n)           Except as specifically amended herein, the Existing Agreements shall remain in full force and effect, and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of any of the Creditor Parties, nor constitute a waiver of any provision of any of the Existing Agreements.  This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

(o)           This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Very truly yours,

VALENS OFFSHORE SPV I, LTD.

By:       Valens Capital Management, LLC, its investment manager

By:       /s/  Pat Regan
Name:        Pat Regan
Title:  Authorized Signatory

LV ADMINISTRATIVE SERVICES, INC.
as Agent

By:       /s/ Pat Regan
Name:        Pat Regan
Title:  Authorized Signatory

CONSENTED AND AGREED TO:

PERVASIP CORP.

(f/k/a eLEC Communications Corp.)

By:/s/ Paul H Riss
Name: Paul H. Riss
Title: CEO

VOX COMMUNICATIONS CORP.

By:/s/ Paul H Riss
Name: Paul H. Riss
Title: CEO

AVI HOLDING CORP.

By:/s/ Paul H Riss
Name: Paul H. Riss
Title: CEO

TELCOSOFTWARE.COM CORP.

By:/s/ Paul H Riss
Name: Paul H. Riss
Title: CEO

LINE ONE, INC.

By:/s/ Paul H Riss
Name: Paul H. Riss
Title: CEO